Exhibit (21)
                                                              ------------


Subsidiaries of the registrant (As of December 31, 1995)
----------------------------------------------------------------
                                                                                Percentage
                                                                                of Voting
                                                                                Securities
                                                                                 Owned by
                                                                   State of     Immediate
Name                                                             Organization     Parent
-------------------------------------------------------         -------------- ------------

OLD  REPUBLIC  INTERNATIONAL  CORPORATION                       Delaware           ---
-------------------------------------------------------
  Old Republic Capital Corporation                              Delaware           100%
  -----------------------------------------------------
  Old Republic Nucorp, Inc.                                     Delaware           100%
  -----------------------------------------------------
    Old Republic Title Company of Sacramento                    California         100%
  Old Republic General Insurance Group, Inc.                    Delaware           100%
  -----------------------------------------------------
    Bitco Corporation                                           Delaware           100%
      Bituminous Casualty Corporation                           Illinois           100%
      Bituminous Fire and Marine Insurance Corporation          Illinois           100%
    Brummel Brothers, Inc.                                      Illinois           100%
    Chicago Underwriting Group, Inc.                            Delaware           100%
      Upper Peninsula Insurance Company                         Arizona            100%
    Employers General Insurance Group, Inc.                     Delaware            93%
      Employers General Insurance Company                       Texas              100%
      Employers General Insurance, Ltd.                         Bermuda            100%
      Employers National Risk Management Services, Inc.         Texas              100%
      Employers Claims Adjustment Services, Inc.                Texas              100%
      National General Agency, Inc.                             Texas              100%
    ORI Great West Holding, Inc.                                Delaware           100%
      Central Data Services, Inc.                               Delaware           100%
      Great West Casualty Company                               Nebraska           100%
      Great West Insurance Agencies, Inc.                       Delaware           100%
    International Business & Mercantile Ins. Managers, Inc.     Delaware           100%
    Old Republic Home Protection Company, Inc.                  California         100%
    Old Republic Insurance Company                              Pennsylvania       100%
    Old Republic Insured Credit Services, Inc.                  Illinois           100%
    Old Republic Lloyds of Texas                                Texas              100%
    Old Republic Northern Holdings, Inc.                        Delaware            93%
      Old Republic Mercantile Insurance Company                 Arizona            100%
      Old Republic Risk Management, Inc.                        Delaware           100%
    Old Republic Security Holdings, Inc.                        Delaware           100%
      Old Republic Minnehoma Insurance Company                  Arizona            100%
      ORDESCO, Inc.                                             Oklahoma           100%
    Old Republic Standard Underwriters, Inc.                    Delaware            86%
      Old Republic Standard Insurance Company                   Arizona            100%
    Old Republic Surety Group, Inc.                             Delaware            93%
      Old Republic Surety Company                               Wisconsin          100%
    Old Republic Union Insurance Company                        Illinois           100%
    Old Republic Union Insurance Managers, Inc.                 Alabama            100%
    Phoenix Aviation Managers, Inc.                             Delaware            90%
      Aerie REassurance Company, Ltd.                           Bermuda            100%
    Reliable Canadian Holdings, Ltd.                            Ontario(Canada)    100%
      RELCAN-DISCC, Ltd.                                        Ontario(Canada)    100%
        DISCC, Enterprise, Inc.                                 Ontario(Canada)    100%
      Old Republic Insurance Company of Canada                  Ontario(Canada)    100%
    Old Republic International Reinsurance Group, Inc.          Delaware           100%
      American Business & Mercantile Insurance Group, Inc.      Delaware            40%
        American Business & Mercantile REassurance Co.          Delaware           100%
      American Treaty Management Corporation                    Delaware           100%
      International Business & Mercantile REassurance Co.        Illinois           100%
      Old Republic RE, Inc.                                     Delaware           100%
      Sierra Reinsurance Services, Inc.                         Delaware           100%


  Old Republic Mortgage Guaranty Group, Inc.                    Delaware           100%
  -----------------------------------------------------
    Republic Mortgage Insurance Company                         North Carolina     100%
    Republic Mortgage Insurance Company of Florida              Florida            100%
    Republic Mortgage Insurance Company of North Carolina       North Carolina     100%
    RMIC Corporation                                            North Carolina     100%


  Old Republic Title Insurance Group, Inc.                      Delaware           100%
  -----------------------------------------------------
    Old Republic National Title Holding Company                 Delaware           100%
      Badger Abstract & Title Corporation                       Wisconsin          100%
      Central Florida Title Company                             Florida            100%
      Houston Title Company                                     Texas              100%
      Old Republic Title Agency of Columbus, Inc.               Ohio               100%
      Old Republic Title Company of Bell County                 Texas              100%
      Old Republic Title Company of Cleburne                    Texas              100%
      Old Republic Title Company of Conroe                      Texas               54%
      Old Republic Title Company of Indiana                     Indiana            100%
      Old Republic Title Company of Kansas City, Inc.           Missouri           100%
      Old Republic Title Company of St. Louis, Inc.             Missouri           100%
      Old Republic Title Company of Tennessee                   Tennessee          100%
      Old Republic Title Company of Utah                        Utah               100%
      Southwest Land Title Co. of Fort Worth, Inc.              Texas              100%
      The Title Company of North Carolina, Inc.                 North Carolina     100%
    Old Republic National Title Insurance Company               Minnesota          100%
      Mississippi Valley Title Insurance Company                Mississippi        100%
    Old Republic General Title Insurance Corporation            Ohio               100%
    Old Republic Title Holding Company, Inc.                    California         100%
      Old Republic Title Company of Ventura County              California         100%
      Old Republic Exchange Facilitator Company                 California         100%
      Old Republic Title Company                                California         100%
      Old Republic Title Company of Nevada                      Nevada             100%
      Old Republic Title Corporation of Hawaii, Ltd.            Hawaii             100%
        Old Republic Escrow Corporation                         Hawaii             100%
      Old Republic Title Insurance Agency, Inc.                 Arizona            100%
      Old Republic Title, Ltd.                                  Delaware           100%


  Old Republic Life Insurance Group, Inc.                       Delaware           100%
  -----------------------------------------------------
    Old Republic Dealer Service Corporation                     Delaware           100%
      ORDESCO Life & Accident Insurance Company                 Arizona            100%
    Old Republic Life Insurance Company                         Illinois           100%
      Old Republic Canadian Holdings, Ltd.                      Ontario(Canada)    100%
        Reliable Life Insurance Company                         Ontario(Canada)    100%
    Old Republic Life Insurance Company of New York             New York           100%
    Old Republic Life Reinsurance Group, Inc.                   Delaware           100%
      Home Owners Life Insurance Company                        Illinois           100%


  Old Republic Marketing, Inc.                                  Illinois           100%
  -----------------------------------------------------
    Owns minor non-consolidated subsidiaries & affiliates       Various          Various


  American Business & Personal Insurance Mutual, Inc.           Delaware             *
  -----------------------------------------------------
    Inter Capital Group, Inc.                                   Delaware           100%
      Inter Capital Assurance Company                           Arizona            100%
      Inter Capital Leasing and Finance Corporation             Delaware           100%
      Inter Capital Realty Corporation                          Delaware           100%
      Ridgefield International, Inc.                            Delaware           100%
        Inter West Assurance Company, Ltd.                      Bermuda            100%
    Remington General Assurance Limited                         Bermuda            100%

* Owned by its policyholders
